UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 8, 2024
PetMed Express, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-28827	65-0680967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
420 South Congress Avenue, Delray Beach, Florida 33445
(Address of principal executive offices) (Zip Code)
(561) 526-4444
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	PETS	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 8, 2024, the shareholders of PetMed Express, Inc. (the “Company”), upon recommendation of the Company’s Board of Directors (“Board”), approved the PetMed Express, Inc. 2024 Omnibus Incentive Plan (“2024 Plan”). The 2024 Plan is described in greater detail in proposal 3 in the Company’s Proxy Statement on Schedule 14A for the Company’s 2024 Annual Meeting of Shareholders (“Proxy Statement”). The Proxy Statement, which includes an appendix with a full copy of the 2024 Plan, was filed with the U.S. Securities and Exchange Commission on June 24, 2024. The descriptions of the 2024 Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2024 Plan set forth in Exhibit 10.1 to this Current Report on Form 8-K.

In connection with the approval of the 2024 Plan, and effective on August 8, 2024, the Board approved certain amendments to the Company’s program for the compensation of non-employee directors, which amendments include that annual awards of restricted stock units to non-employee directors will be under the 2024 Plan, and other clarifications or non-substantive changes.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 8, 2024, the Company held its Annual Meeting of Shareholders (“Annual Meeting”). The proposals presented at the Annual Meeting are described in more detail in the Company’s Proxy Statement. As of June 12, 2024, the record date for the Annual Meeting, there were 20,609,192 shares of the Company’s voting securities issued and outstanding and eligible to be voted at the Annual Meeting. A total of 15,734,719 shares were represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the Annual Meeting. With a majority of the outstanding shares voting either by proxy or in person, the Company’s shareholders cast their votes as described below.

Proposal 1 - The six director nominees proposed by the Company’s Board were elected to serve as members of the Board until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified by the following final voting results:

	For	Against	Abstentions	Broker Non-Votes

Leslie C.G. Campbell	9,394,860	1,568,073	61,163	4,710,623
Sandra Y. Campos	10,629,061	334,004	61,031	4,710,623
Gian M. Fulgoni	8,972,142	1,988,030	63,924	4,710,623
Justin Mennen	10,526,063	435,537	62,497	4,710,622
Diana Garvis Purcel	9,647,851	1,316,825	59,420	4,710,623
Leah A. Solivan	10,519,247	444,188	60,660	4,710,624

Proposal 2 - The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers named in the Proxy Statement by the following final voting results:

For	Against	Abstentions	Broker Non-Votes
10,078,516	871,696	73,883	4,710,624

Proposal 3 - The Company’s shareholders approved the PetMed Express, Inc. 2024 Omnibus Incentive Plan by the following final voting results:

For	Against	Abstentions	Broker Non-Votes
10,205,700	701,519	116,878	4,710,622

Proposal 4 - The Company’s shareholders ratified the appointment of RMS US LLP as the Company’s independent registered public accounting firm for fiscal year 2025 by the following final voting results:

For	Against	Abstentions
15,266,297	368,629	99,793

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	PetMed Express, Inc. 2024 Omnibus Incentive Plan.
10.1.1	Form of Restricted Stock Unit Award under 2024 Omnibus Incentive Plan.
10.1.2	Form of Performance Stock Unit Award under 2024 Omnibus Incentive Plan.
10.1.3	Form of Restricted Stock Award under 2024 Omnibus Incentive Plan.
10.1.4	Form of Stock Option Award under the 2024 Omnibus Incentive Plan.
10.2	Non-Employee Director Compensation Program, revised as of August 8, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 8, 2024

PETMED EXPRESS, INC.

By:	/s/ Sandra Y. Campos
Name:	Sandra Y. Campos
Title:	Chief Executive Officer and President
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